Exhibit 99.2
Empowering Neuroplasticity PoNS Therapy ™ for Balance and Gait Deficits in Patients with Neurological Disorders January 2023 NASDAQ:HSDT

Legal Disclaimers

This presentation contains forward-looking statements, including statements regarding the Company's future strategic and operational execution, the next phase of the Company's market development activities, clinical and regulatory development plans for the PoNS® device, the pursuit of commercial and government reimbursement programs, and the success of the Company's continued commercialization efforts in the United States and Canada. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make.

Risk Factors:

Factors that may cause actual results to differ materially from any future results expressed or implied by any forward looking statements uncertainties regarding the Company's capital requirements to achieve its business objectives, the impact of the COVID-19 pandemic, the Company's ability to secure contracts with rehabilitation clinics, the Company's ability to obtain national Medicare coverage and to obtain a reimbursement code so that the PoNS device is covered by Medicare and Medicaid, the Company's ability to obtain FDA clearance for stroke, the Company's ability to build internal commercial infrastructure, market awareness of the PoNS device, future clinical trials and the clinical development process, manufacturing and supply chain risks, potential changes to the MCIT program, the product development process and FDA regulatory submission review and approval process, other development activities, ongoing government regulation, and other risks described in the "Risk Factors" section of Company's Annual Report on Form 10-K for the year ended December 31, 2021 as well as those set forth from time to time in the Company's other filings with the securities and exchange commission and the Canadian securities regulators available at http://www.sec.gov or www.sedar.com

The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

Certain data in this presentation was obtained from various external sources. Neither the Company nor its affiliates, advisers or representatives have verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives make any representations as to the accuracy or completeness of that data or commits to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors.

The Company's first product, PoNS, is indicated for use in the United States as a short term treatment of gait deficit due to mild-to-moderate symptoms from multiple sclerosis (MS) and is to be used as an adjunct to a supervised therapeutic exercise program in patients 22 years of age and over by prescription only. The PoNS device is authorized for sale in Canada as a class II, non-implantable, medical device intended as a short term treatment (14 weeks) of gait deficit due to mild and moderate symptoms from MS, and chronic balance deficit due to mild-to-moderate traumatic brain injury (mmTBI) and is to be used in conjunction with physical therapy. The PoNS device is authorized for sale in Australia as a non-implantable neurostimulator intended for short term use by healthcare professionals as an adjunct to a therapeutic exercise program to improve balance and gait.

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The first and only patented therapy combining trigeminal nerve neurostimulation via the tongue with physical therapy to improve functional outcomes in balance and gait The Portable Neuromodulation Stimulator “PoNS” Device Authorized for the treatment of gait deficit due to MS and chronic balance deficit due to mild and moderate traumatic brain injury (“mmTBI”) Authorized for the treatment of gait deficit due to multiple sclerosis (“MS”) FDA Breakthrough Designation granted for the treatment of gait deficit due to MS FDA Breakthrough Designation granted for the temporary treatment of dynamic gait and balance deficits following a stroke 3 Authorized for use as an adjunct to a therapeutic exercise program to improve balance and gait

4 A Path to Commercialization: FDA Breakthrough Designation ▪ Breakthrough Designation granted for the treatment of gait deficit due to symptoms of MS May 2020 ▪ Breakthrough Designation granted for the treatment of dynamic gait and balance deficits following a stroke March 2021 ▪ Received FDA marketing authorization ▪ Only medical device cleared in the U.S. for this indication August 2021 Next Milestones ▪ Pivotal trial ▪ Potential FDA marketing authorization STROKE

Ongoing Evaluation • Balance Maintenance in Baby Boomers (78M) • Neurological Wellness (1B) • Human Performance ✔ Studies Completed; Additional Study Planned ✔ FDA Breakthrough Designation Gait and balance deficits are commonly experienced by individuals with a variety of neurologic disorders. These deficits can be particularly frustrating because they often profoundly impact a person’s quality of life. 5 ✔ Authorized for gait deficit due to symptoms of MS ✔ Pilot Study Conducted Additional Study in Development ✔ FDA Breakthrough Designation Potential for Future Development • Cerebral Palsy (764K) • Parkinson’s Disease (1M, 90K new each year) 13M Americans affected by stroke Impaired walking affects about 60% of survivors 1M Americans Affected by MS 70% report having difficulty walking An estimated 2.8M Americans sustain a TBI every year 80% report balance impairments with days of injury Large Potential Addressable Markets U.S. Clinical Progress and Future Opportunities

The Long-Lasting Impact of Balance Deficit

Balance and gait deficit have a significant negative impact on functional status, capacity to return to work, and quality of life[1,2]



Dizziness/ coordination

Difficulty walking

Trouble climbing stairs

Difficulty completing everyday tasks[11]

High risk of falling[12]

1. Peterson M, Greenwald BD. Balance problems after traumatic brain injury. Available at http://uwmsktc.washington.edu/sites/uwmsktc/files/files/TBI_balance.pdf. Accessed September 17, 2018.
2. Centers for Disease Control and Prevention. Report to Congress on Traumatic Brain Injury in the United States: Epidemiology and Rehabilitation. National Center for Injury Prevention and Control; Division of Unintentional Injury Prevention. Atlanta, GA. 2015. Available at http://www.cdc.gov/traumaticbraininjury/pdf/tbi_report_to_congress_epi_and_rehab-a.pdf. Accessed March 11, 2019.

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Recent Milestones and Anticipated Value Creation Events

Y 21

- Authorized in the US for MS
- Launch clinical adoption studies
- FDA Breakthrough Designation granted for stroke
- Authorized in Australia to improve balance and gait
- Initiated Therapeutic Experience Program (TEP) Activities

Y 22

- US commercial launch for MS
- Training transitioned to online platform
- Initial US commercial sales
- Expanded TEP sites
- Established Patient Therapy Access Program (PTAP)
- Launched online PT training
- Tele-health / e-commerce / online pharmacy launched
- Set-up Scientific Advisory Board (SAB) for stroke program

1H 23

- Additional Canadian TBI data
- Begin enrollment in MUSC stroke pilot
- Establish US MS patient registry
- CMS Accreditation

2H 23

- Complete enrollment of TEP targeted 40-50 patients
- Data from MUSC stroke pilot
- Reimbursement policies (US)
- TCET Reimbursement Decision
- Target HCPCS codes
- Full enrollment of MUSC stroke pilot

Y 24

- Initiate pivotal trial in stroke
- Renew TBI authorization efforts in US

= Completed (Y 21, Y 22)   = Target (1H 23, 2H 23, Y 24)

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PoNS Therapy ™

PoNS Device Empowering the brain and improvement during PoNS Therapy ™ • Mouthpiece electrodes stimulate the tongue surface, sending signals to the brain • The stimulation produced by PoNS is believed to help strengthen the neural connections associated with balance and walking when combined with physical rehabilitation 9

Inducing Neuromodulation to Create Long Term Neuroplastic Changes[1,2]


Cerebellum
Brainstem
Trigeminal Nerve
(CN-V)
Tongue
Stimulator
Facial Nerve
(CN-VII)

~25MM pulses per 20-minute session
Feels like champagne or carbonated water bubbles

- When the PoNS device is on, translingual neurostimulation (TLNS) is initiated.
- TLNS delivers electrical impulses that stimulate the lingual branch of the trigeminal nerve and the chorda tympani branch of the facial nerve.
- This stimulation triggers a flow of neural impulses to the brain structures: pons varolii and medulla (in the brainstem), and cerebellum.
- While using the device and engaging in movement and coordination tasks, PoNS Therapy promotes neuromodulation, activating the brains pathways to help improve gait, balance, movement, and coordination.

1. Ptito A, Skinner K. The evolution of translingual neurostimulation – from science fiction to fact. Presented at The 9th Annual Traumatic Brain Injury Conference; May 16-17, 2019; Arlington, Virginia, USA.
2. Danilov Y, Kaczmarek K, Skinner K, Tyler M. Cranial nerve noninvasive neuromodulation: new approach to neurorehabilitation. In: Kobeissey FH, ed. Brain Neurotrauma: Molecular, Neuropsychological, and Rehabilitation Aspects. Boca-Raton, FL: CRC Press. 2015; 605-28

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PoNS Stimulation[1,2]

The <u>first and only</u> patented therapy combining trigeminal nerve neurostimulation via the tongue with physical therapy to improve balance and gait deficit


10
Threshold (V)
Back
R
Tip
L
F
B


Tip of tongue

- Stimulation intensity of the electrode array on the mouthpiece **matches the sensitivity map of the tongue**
- Electrode array designed to make the **sensation felt uniformly** in the front and the back, with less input at the front, increasing toward the back

- PoNS: Adjustable pulse width = **0-60 µs**
- Sensory level stimulation (nerve fibers): 20-100 µs
- Motor level stimulation (muscle activation): 100-600 µs

1. Ptito A, Skinner K. The evolution of translingual neurostimulation – from science fiction to fact. Presented at The 9th Annual Traumatic Brain Injury Conference; May 16-17, 2019; Arlington, Virginia, USA.
2. Kaczmarek KA. The Portable Neuromodulation Stimulator (PoNS) for neurorehabilitation. Sci Iran D Comput Sci Eng Electr Eng. 2017;24(6):3171- 3180.

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Phase 2: The patient sees the PoNS Trainer once per week and performs their PoNS Therapy training sessions at home. Phase 1: The patient works with a PoNS Trainer 1 to 2 times per day for 5 days for 2 weeks and completes 1 session per day at home independently. One day per week is a rest day. 14 Weeks of PoNS Therapy 12

Current Strategies for Managing Neurological Disorders Prescription Drugs Therapy Surgery Medical Devices 13

Commercialization and Reimbursement

Potential Addressable U.S. Opportunity in Multiple Sclerosis

1 million

Americans estimated to be affected by MS[1]

70%

Report having difficulties walking[2]

1. Wallin, Mitchell T et al. "The prevalence of MS in the United States: A population-based estimate using health claims data." Neurology vol. 92,10 (2019): e1029-e1040. doi:10.1212/WNL.0000000000007035
2. Williams, Angela E et al. "Symptoms and Association with Health Outcomes in Relapsing-Remitting Multiple Sclerosis: Results of a US Patient Survey." Multiple sclerosis international vol. 2014 (2014): 203183. doi:10.1155/2014/203183

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Understanding the “MS” Market Opportunity in US MS is a well - characterized chronic disease with a fast - growing diagnosed population 1 MS patients are vocal and connected on social media MS patients are cared for by neurologists, a relatively discrete group (approx. 16,000 in USA) Gait dysfunction is a common and distressing symptom experienced by MS patients 1 MS patients actively seek out new and promising treatments 16 1. Larocca, Nicholas G. “Impact of walking impairment in multiple sclerosis: perspectives of patients and care partners.” The pa tient vol. 4,3 (2011): 189 - 201. doi:10.2165/11591150 - 000000000 - 00000

US Commercialization Launch Initiatives • Patient Therapy Access Program (PTAP) • Provides MS patients with gait deficit access to PoNS at a significantly reduced price • Therapeutic Experience Program (TEP) • Helius sponsored open - label, interventional, observational, outcome study • Evaluating PoNS on - label therapy in target population (Multiple Sclerosis) aiming to investigate patients’ adherence to PoNS Therapy regimen • Enrolling ~ 40 - 50 subjects with gait deficit due to mild - moderate MS at Centers of Excellence across the US (10 - 12 sites) • Started enrollment in Q3’ 22 and will continue through 2H 23 • 5 Centers of Excellence announced (NYU Langone Health, Shepherd Center, OHSU, MGH Institute and NCNE) 17

• Actively identifying and onboarding neuro rehab clinics currently treating MS patients to provide therapy • Training evolved to online platform to facilitate ease and convenience • PoNS provides a significant value add for PT clinics giving them an impactful tool for treating gait deficit in MS patients leveraging the power of neuroplasticity to drive meaningful functional outcomes • Digital presence to engage with and enroll PTs in training • Leveraging claims data to target ads for PTs, monthly APTA newsletter, and social campaigns • Implement key marketing strategies to generate awareness • Advocacy engagement • Social and digital presence • Conference attendance (ACTRIMS, APTA, CMSC, ACRM) • Enhancing educational resources on disease state, PoNS and PoNS Therapy for both patients and HCPs • Patient testimonials, animated PoNS video, enhanced website for both patients and HCPs U.S. Commercial Activities 18

Online Training for PoNS • Standardized training with reduced training time • Online platform allows for more efficient and broader training to expand commercial access to PoNS Therapy in all 50 states and Canada • Online modules allow training to be completed in 3 hrs or less, at Physical Therapist’s own pace • Training content remains accessible and readily available for future reference 19

Tele - health / E - commerce / Online Pharmacy Initiative • Partnered with UpScript Health • Streamline access to PoNS Therapy to align with current trends of self - care, home health care, get - it - now • Immediate distribution across all 50 states • Direct to consumer e - commerce platform • Network of fully licensed and compliant providers to provide tele - health services • E - prescribing capabilities • Telemedicine access option added directly to ponstherapy.com • Reduces appointment times post Covid • Direct delivery to patient’s door • Launched Dec 2022 – first units delivered Jan 2023 20

PoNS Established US List Pricing • Cash pay option available • Discounted modestly below anticipated reimbursement rate • Direct to consumer financing option through a 3rd party • National MS Society - potential financial assistance Established US List Price Controller $17,800 Mouthpiece $7,900 Complete PoNS System $25,700 21 Cash $14,500 Patient Therapy Access Program (PTAP) $3,895

Reimbursement 22 • Pursuing commercial and government reimbursement programs with initial cash pay option • Proposed Transitional Coverage of Emerging Technologies (TCET) for Medicare coverage • Registry program to generate evidence for coverage • Designed to gather important health economic information (over 18 - month period) to establish the value of the PoNS Device on key therapeutic outcomes • Disease - associated injury risks (i.e, falls) • Resuming professional and daily activities • Disease progression and patient management outcomes • In - patient/out - patient hospital and/or office visits • Side effects

Potential Addressable Canadian Opportunity

100K

Canadians estimated to be affected by MS[1]

350K

Canadians Living with Chronic Balance Disorder after mmTBI[2-5]

1. Amankwah, Nana et al. "Multiple sclerosis in Canada 2011 to 2031: results of a microsimulation modelling study of epidemiological and economic impacts." "La sclérose en plaques au Canada, 2011-2031 : résultats d'une étude de modélisation par microsimulation des répercussions épidémiologiques et économiques." Health promotion and chronic disease prevention in Canada : research, policy and practice vol. 37,2 (2017): 37-48. doi:10.24095/hpcdp.37.2.02
2. Brain Injury Canada. Acquired Brain Injury (ABI) – The Basics. Available at https://www.braininjurycanada.ca/acquired-brain-injury/. Accessed February 26, 2020.
3. Brain Injury Association of Durham Region. About Brain Injury. Available at https://biad.ca/about-brain-injury/. Accessed February 28, 2020.
4. Li, M., Zhao Z., Yu G., Zhang, J. Epidemiology of traumatic brain injury over the world: a systematic review. Austin Neurology & Neurosciences. 2016;1(2):1007
5. Kleffelgaard I et al. Disabil Rehabil. 2012;34(9):788-794.

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Canada Commercialization • Engaging with Neuro Rehab clinics across the country • 45 clinics across 8 provinces • Expanding clinics for provincial and national insurance coverage • Public and private insurance pilots for Long term - disability - cases (Across Canada) • Awareness in the medical field about the therapy and its outcomes 24

Clinical Evidence: Multiple Sclerosis

Two groups (10 each): 1. Active Group: PoNS + PT 2. Control Group: Placebo PoNS + PT DGI = Dynamic Gait Index, a measure of the ability to walk Change In DGI Score Versus Time Within The Study Period 0 4.4 6.15 7.7 7.95 3 3.68 4.8 3.45 0 2 4 6 8 10 0 2 6 10 14 DGI Mean Improvement Relative to Week 0 Weeks Active Control ** *** *** *** * Statistical significance: *p < 0.05 ; **p < 0.01 ; ***p < 0.005 In - clinic + At - home At - home** * Clinically meaningful I mprovement in Dynamic Gait Index scores for the Active Group Mean avg of 7.95 All 10 subjects in the active treatment group experienced at least a 4 - point improvement from baseline to Week 14 in DGI. Mean avg of 3 ..45 Only 3 of 10 (30%) subjects in the placebo control group experienced an improvement in DGI of at least 4 points from baseline to week 14. 100% Clinical Evidence 1 Multiple Sclerosis Study – Gait Deficit in Mild and Moderate MS ( EDSS score 3.0 - 6*) *Error on publication regarding EDSS Score 9 **One visit per week was in - clinic 1. Tyler, Mitchell E et al. “Non - invasive neuromodulation to improve gait in chronic multiple sclerosis: a randomized double bli nd controlled pilot trial.” Journal of neuroengineering and rehabilitation vol. 11 79. 1 May. 2014, doi:10.1186/1743 - 0003 - 11 - 79 26

PoNS Therapy ™ for Symptoms Due to Stroke

FDA Breakthrough Designation for Treatment of Symptoms Due to Stroke • Announced receipt of FDA Breakthrough Designation on August 17, 2021 • Indication of use as a temporary treatment of dynamic gait and balance deficits due to symptoms from stroke • PoNS Therapy to be used as an adjunct to a supervised therapeutic exercise program in patients 22 years of age and over 28

Potential Addressable U.S. Opportunity in Stroke 29 7 million 80% 1. Dobkin BH, Dorsch A. New evidence for therapies in stroke rehabilitation. Curr Atheroscler Rep. 2013;15(6):331.doi:10.1007/s1 188 3 - 013 - 0331 - y. 2. Carmen M. Cirstea. Gait Rehabilitation After Stroke, Should we re - evaluate our practice? Stroke 2020;51(10):2892 - 94. Americans estimated to be living with complications of stroke 1 Of those individuals have a gait impairment 2

Clinical Evidence 1 Stroke – Results from a Pilot Randomized Controlled Trial *Mini - BEST is a 14 - item test that assesses measures dynamic balance, functional mobility, and gait on a 3 - level ordinal scale (0 – 2). IQR, interquartile range. 1. Galea MP et al. Brain Stimul. 2017;10(6):1133 - 35. IQR = 9.5 • Post - intervention assessment demonstrated significant and clinically meaningful improvement with PoNS Therapy vs. high - intensity physiotherapy alone • A cutoff score of 17.5 on the Mini - BEST has been shown to discriminate between fallers and non - fallers with chronic stroke (>6 months) IQR = 10 Pre - and Post - intervention Assessment Using the Mini - Balance Evaluation Systems Test* 30 7 13 13 23 0 5 10 15 20 25 Pre Post Control PoNS IQR = 13.5 IQR = 4.5 p = 0.032 IQR = 9.5 IQR = 10 IQR = 13.5 IQR = 4.5

Capitalization & Ownership

Capitalization, Ownership & Cash Position Ownership at September 30, 2022 As Reported # Common Shares (in thousands) % of Common Outstanding Intracoastal Capital LLC 1,000 3.5% Executive Officers and Directors** 980 3.5% Maple Leaf Funds 715 2.5% Columbus Capital Management L.L.C. 278 1.0% ** Computed using latest reported beneficial ownership, adjusted for subsequent reported purchases 32 Capitalization (in thousands) As Reported 9/30/22 Common Stock 28,203 Warrants (WAEP $1.00) 36,594 Options (WAEP $17.76) 1,174 RSUs 14 Total Fully Diluted 65,985 Nasdaq Symbol HSDT Market Cap* $10.4M Price Per Share* $0.367 Shares Outstanding* 28.2M 50 Day Avg Volume 1.0M Cash at 12/31/22 $14.5M * Based upon shares outstanding at Nov 11, 2022 and closing price on Jan 20, 2023 HSDT Analyst Coverage LADENBURG THALMANN & CO. INC. MAXIM GROUP, LLC ROTH CAPITAL PARTNERS, LLC Jeffrey S. Cohen Anthony Vendetti Jonathan Aschoff, PhD

Extensive IP Portfolio Exclusively licensed from inventors (4% royalty): • 11 US Medical Method Patents Issued • Patents expire between 2029 and 2041 Patents owned by Helius (no royalty): • 36 US Patents Issued • 53 Foreign Patents Issued • Patents expire between 2026 and 2041 Helius Patents Transferred to China Medical System Holdings (CMS) : • 3 Chinese Design Patents Independent Verification of Patents and Freedom to Operate Opinion: • September 2017 33

First - in - Class Neurotech • Unique and innovative therapy authorized to improve impaired function by stimulating cranial nerves via the tongue, supported by an extensive IP portfolio • Authorized and commercially available in the US for gait deficit due to MS with initial sales in Q2 • Authorized and commercially available in over 45 clinics in Canada for gait deficit due to MS and balance deficit due to mmTBI with continued expansion across the country • Authorized in Australia as an adjunct to a therapeutic exercise program to improve balance and gait • FDA Breakthrough Designation granted for the treatment of balance and gait deficits due to symptoms of stroke 34

Thank you NASDAQ:HSDT

Appendix

Executive Team

Experienced Leadership With Healthcare and Commercialization Expertise

Dane Andreeff
President & CEO

- 20+ years at Maple Leaf Partners as the General Partner and Portfolio manager, a value-based hedge fund which grew to over $2b in assets
- Board member and advisor to Helius for over 3 years, Myocardial Solutions for 4 years and HDL Therapeutics, Inc. for over 15 years
- ~2.5% ownership of the company

Jeff Mathiesen, CPA
Chief Financial Officer

- Vice Chair, Lead Independent Director, and Audit Committee Chair of Panbela Therapeutics, Inc. (Nasdaq: PBLA)
- Director and Audit Committee Chair of NeuroOne Medical Technologies Corporation Nasdaq: NMTC)
- Former Board Member and Audit Committee Chair of eNeura, Inc.
- Former CFO at Gemphire Therapeutics and Sunshine Heart

Antonella Favit-Van Pelt, MD, PhD
Chief Medical Officer

- Board-certified neurologist with 20+ years in the health sciences industry
- Led U.S. Medical Strategy for the Neurology program of H. Lundbeck A/S
- Founded and led as President and CEO, Synaerion Therapeutics and its affiliate Thera Neuropharma, Inc.
- Served as Senior Director and Global Medical Lead at Shire Pharmaceuticals, Director of Medical Strategy at Bristol-Myers Squibb, and as Global Clinical Development Lead at GE Healthcare

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Sherrie Perkins Director ● 20 years neuromodulation medical device experience in neurology, psychiatry, and sleep medicine ● Former Marketing and Business Development Executive, Cyberonics, Inc. (Nasdaq: CYBX) and LivaNova PLC (Nasdaq: LIVN) ● Former member Board of Directors, eNeura, Inc. ● Former member Board of Directors, ImThera Medical, Inc. Ed Straw Director • Founder, Managing Partner of Osprey Venture Partners • Chairman of Odyssey Logistics • Member of the Board of Directors of Performance Equity Management, Capital Teas and Document Capture Technologies, Inc. • Former President, Global Operations, Estee Lauder • Former SVP, Global Manufacturing and Supply Chain Management at Compaq Computer Corporation • Distinguished 3 - star Admiral, US Navy Blane Walter Chairman of the Board ● Partner, Talisman Capital Partners ● Vice Chair of InVentiv Health ● Chair of the Governor of Ohio’s Executive Workforce Board ● Former CEO of InVentiv Health ● Former Founder of InChord Communications Non - Executive Directors Experienced Leadership With Healthcare and Commercialization Expertise 38 Paul Buckman Director ● Thirty - nine years of medical device experience in general management, sales, marketing, finance, international and operations ● President, North America – LivaNova PLC ● Former President of the Cardiovascular Divisions of both Boston Scientific and St. Jude Medical ● Director on the Boards of NeuroOne (Chairman), Miromatrix (Chairman), Ablative Solutions, ActivOrtho, Inc. (Co - Founder), and Shoulder Innovations

MS Scientific Advisory Board 39 • Dr. Deborah Backus, PT, PhD, FACRM, Director, MS Research, Shepherd Center, immediate past president and current Board Member, ACRM • Dr. Francois Bethoux , MD, Director of Rehabilitation Services at the Cleveland Clinic Mellen Center • Dr. Michelle Cameron , MD, PT, MCR, Neurologist, Associate Professor, Multiple Sclerosis Center, Oregon Health & Science University • Dr. Evan T. Cohen , PT, MA, PhD, NCS., Associate Professor, Rehabilitation and Movement Sciences, Rutgers University School of Health Professions • Dr. Nora Fritz, PT, PhD , Assistant Professor, Department of Health Care Sciences and Department of Neurology, Wayne State University School of Medicine. • Brian Hutchinson , PT, MSCS, Executive Director, Dignity Health, Multiple Sclerosis Achievement Center • Dr. Stephen Kanter , PT, DPT, ATC, Director of Rehabilitation Services at the International Multiple Sclerosis Management Practice (IMSMP) • Dr. Prudence Plummer, PT, PhD, Professor, Department of Physical Therapy in the School of Health and Rehabilitation Sciences at MGH Institute of Health Professions • Dr. Mandy Rohrig , PT, DPT, MSCS, Can Do Multiple Sclerosis

Stroke Scientific Advisory Board 40 • Carl J. Hauser , MD, Beth Israel Deaconess Medical Center, Acute Care, Trauma & Critical Care, Lecturer, Surgery, Harvard Medical School • Steven C. Cramer , MD, MMSc, FAAN, FAHA, Susan and David Wilstein Endowed Chair in Rehabilitation Medicine Professor, Department of Neurology, Medical Director of Research, California Rehabilitation Institute • Teresa Kimberley , PT, PhD, FAPTA, Director, Brain Recovery Lab, Director of the PhD in Rehabilitation Science Program, MGH Institute • Mark Bowden , PT, PhD, Professor and Division Director of Physical Therapy, MUSC • Steve Kautz , PhD, Professor, Chair, Department of Health Sciences and Research, MUSC • Charles Liu , MD, PhD, Professor of Clinical Neurological Surgery, Director, USC Neurorestoration Center

PoNS Therapy™
Mechanism of Action

Blood oxygen level-dependent (BOLD) signal



Neuromodulation:
modification of the nervous system by targeted stimuli


Dorsal anterior cingulate cortex
Right dorsolateral prefrontal cortex
Left primary motor cortex
Right premotor cortex
Left premotor cortex
Left dorsolateral prefrontal cortex
Trigeminal Nerve (CN V)
Chorda tympani
Lingual nerve
Facial nerve (CN VII)
CN V
Pons
CN VII
CN IX
CN X
Medulla
Cerebellum

~25MM pulses per 20-minute session
Feels like champagne or carbonated water bubbles

PoNS device designed to induce *Translingual Neurostimulation*: trigeminal and facial nerve-mediated neuromodulation via the tongue induces increased blood perfusion in specific brain areas resulting in neuroplasticity.

41

Change over time for Sensory Organization Test (SOT) composite scores Statistical analysis of SOT week 14 scores vs pre - training reveals that improvement in the active group is significant (p<0.001) whereas sham group difference did not reach statistical significance (p<0.06) Gait i magery revealed task - related activations in bilateral premotor and motor regions, and a higher BOLD signal in the left motor cortex 42 Clinical Evidence 1 Multiple Sclerosis Study – Mild and Moderate MS (EDSS score 3.0 - 6*) *Error on publication regarding EDSS Score 10 1. Leonard, Gabriel et al. “Noninvasive tongue stimulation combined with intensive cognitive and physical rehabilitation induces ne uroplastic changes in patients with multiple sclerosis: A multimodal neuroimaging study.” Multiple sclerosis journal - experimental, translational and clinical vol. 3,1 2055217317690561. 1 Feb. 2017, doi:10.117 7/2055217317690561

42 Patients with MS treated with PoNS in Canada 58.3% Patients had achieved at least a 4 - point improvement in their functional gait assessment (FGA) PoNS ™ Device 1 Authorized in Canada for gait deficit due to symptoms of MS since March 2020 43 Promising results from initial real - world evidence gathered through 12.31.2019 Presented at Consortium for Multiple Sclerosis Centers Annual Conference, June 2022 Currently evaluating additional data gathered on MS patients for commercial and medical insights and publication 1. Helius Medical, Inc Portable Neuromodulation Stimulator (PoNS) Real World Evidence Study, August 2, 2020

Real - World Evidence Poster Presentation 44 Visit ponstherapy.com to view the poster online